Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Exhibit 99.2 Capital Opportunities at Oncor ($B) Recent ERCOT endorsements provide improved confidence in Oncor’s $10B of incremental capital opportunities, 1 with visibility to additional upside capital from the Batch Zero process through 2030 2026 – 2030 $3 $3 Additional Batch Zero Capital Investments $4 SRP 3 2028 – 2030 $47.5 Non-PBRP 765-kV (ERCOT Endorsed) North & Central Texas Transmission Upgrades 2 (ERCOT Endorsed) 1 Base Capital Plan $10B Incremental Capital Opportunities Upside Capital 4

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 1 Batch Zero Presents Upside Capital Opportunity at Oncor Oncor’s overall interconnection queue increases to 298 GW. 44 GW of customer requests are under ERCOT evaluation in Batch Zero, representing potential 140%+ increase over Oncor's 31 GW peak demand. * Batch Zero Applicable Load 2 ▪ Initial submission of 44 GW collateralized by $2B+ from large load customers 17 GW Studied Load ▪ Applicable PUCT requirements include: ▪ Technical studies approved by ERCOT ✓ 44 GW ▪ Post financial security ✓ Batch Zero 4 Eligible Load 3 ▪ Provide contribution in aid of construction for direct interconnection cost ✓ ▪ Demonstrate site control ✓ 27 GW ▪ Attestations for site permitting, end use customer, equipment, and labor 5 ✓ Base Load *Subject to PUCT + ERCOT review / approval 5

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 1 Advancing Oncor's Transmission Build Out 2,3 Permian Basin Reliability Projects North & Central Transmission Upgrades ▪ Estimated Oncor Investment: $8B▪ Estimated Oncor Investment: $7B ▪ Circuit Miles: 1,500▪ Circuit Miles: 1,800 ▪ Expected Construction Window: 2024 – 2030▪ Expected Construction Window: ▪ Ordered by PUCT 2026 – 2030: $4B | 2031 – 2034: $3B 3 765-kV Projects Beyond PBRP Oncor T+D Footprint by County 2,3 New North & Central Transmission Projects + Upgrades Base Capital Plan ▪ Estimated Oncor Investment: $5B 765-kV Lines (Oncor projects in plan) 765-kV Lines (Other) ▪ Circuit Miles: 600 765-kV Substation 4 ▪ Expected Construction Window: New 765-kV Lines (Oncor projects) Capital Outside 4 New 765-kV Lines (Other) 2026 – 2030: $3B | 2031 – 2032: $2B Base Plan 4 765-kV Substation 13

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Endnotes Slide 3: 2026 Value Creation Initiatives 1. See Appendix for information regarding Sempra’s 2026 – 2030 capital plan and 2026 capital expenditures. 2. Preliminary estimated investment for ERCOT RPG-endorsed projects, all of which are subject to regulatory approval and only a portion of which, expected to be a majority, would be constructed by Oncor; subject to change as projects advance. 3. FERC issued an order approving the TO6 offer of settlement, with the settlement terms retroactively effective as of June 1, 2025. Among other items, the settlement increases SDGE’s authorized base return on equity from 10.10% to 10.28% and establishes a hypothetical capital structure with a 54% equity layer. 4. The Ecogas sale received approval from Mexico's Comisión Nacional Antimonopolio (National Antitrust Commission). 5. Reflected within Sempra's 2026 – 2030 capital plan and not incremental to previously disclosed capital expenditures. CAISO projects are subject to regulatory approval. 6. Reflects 2025 customer bill savings from SoCalGas energy efficiency programs, totaling $106M+ and ~54 million net therms of energy reduction. Slide 4: Capital Opportunities at Oncor 1. Reflects 100% of Oncor’s identified 2026 – 2030 incremental capital expenditure opportunities disclosed in the Q4-2025 earnings presentation. Projects subject to regulatory approval. 2. Includes North and Central Reliability projects, Southern Dallas-Fort Worth projects, and Muscovy & Voss Lake projects. Preliminary estimated investment for ERCOT RPG-endorsed projects; subject to change as projects advance. Projects include new transmission projects and high voltage upgrades, all of which remain subject to regulatory approval and only a portion of which, expected to be a majority, would be allocated to Oncor. 3. Currently contemplated and subject to change. Application expected to be made in 2027 and will be subject to PUCT approval. Slide 5: Batch Zero Presents Upside Capital Opportunity at Oncor 1. All figures presented are approximate. 2. As of August 1, Oncor held approximately $5.9B in security for large load customers, over $2B of which are for Batch Zero submissions. 3. Applicable only for projects submitted as base load. 4. Represents load submitted by Oncor expected to be eligible for Batch Zero based on PUCT inclusion requirements. 5. Includes: ~8 GW already energized and continuing to ramp, ~9 GW with technical studies validated by ERCOT, and ~10 GW with technical studies awaiting ERCOT validation that will become studied load if not validated. Slide 6: Q2-2026 Financial Results 1. See Appendix for information regarding adjusted earnings, adjusted EPS, and adjusted EPS growth, which are non-GAAP financial measures. Slide 7: Q2-2026 Adjusted Earnings Drivers 1. See Appendix for information regarding adjusted earnings, which is a non-GAAP financial measure. Slide 8: Sempra Value Proposition 1. See Appendix for information regarding Sempra’s 2026 – 2030 capital plan. 2. Represents projected rate base CAGR from 2025 – 2030 and reflects Sempra’s proportionate share based on 80.25% of Oncor rate base and 50% of Sharyland rate base. 3. Reflects Sempra’s 80.25% ownership of Oncor. Assumes Sempra’s 70% ownership of SI Partners through March 31, 2026, and 25% ownership thereafter. 4. Refers to Sempra’s 2026 – 2030 base capital plan. Plan assumes $0.6B of shares issued via DRIP and 401(k) plans, which is a projection based on historical issuances under these plans. Capital plan also assumes share issuances under existing forward contracts in Sempra’s at-the-market offering program that are expected to settle within the plan period. 5. Assumes targeted Sempra common stock dividends from 2026 – 2030. The amount and timing of dividends payable for remaining quarters of 2026 and future years and the dividend policy are at the sole discretion of the Sempra Board of Directors. Dividends may be in amounts that are less than projected. 6. See Appendix for information regarding adjusted EPS guidance range, a non-GAAP financial measure. 7. Guidance ranges are based on certain assumptions and management judgment. 8. Referenced projected long-term EPS growth rate is based on midpoint of 2025 adjusted EPS guidance range. Year-over-year growth rate is expected to vary. Slide 10: Strategic Capital Recycling Efficiently Funds Utility Growth 1. Targeting 95% regulated business mix in earnings, excluding Parent and Other, in 2027 and beyond. 2. Refers to Sempra’s 2026 – 2030 base capital plan. Plan assumes $0.6B of shares issued via DRIP and 401(k) plans, which is a projection based on historical issuances under these plans. Capital plan also assumes share issuances under existing forward contracts in Sempra’s at-the-market offering program that are expected to settle within the plan period. 3. Gross proceeds are before KKR fee reimbursement of $338M, development credit of $340M, other closing and post-closing adjustments, and other transaction costs, including taxes payable on amounts received, which could be significant. 4. $4.1B of proceeds under instruments supported by equity commitment letters with interest at 7.5% to mature Dec 2027. $1.2B of proceeds under promissory notes with interest at 8.5% through Dec 2030 and 10% thereafter until maturity 7 years and 91 days after closing, which is expected in 2033. These instruments and notes are (i) issued by indirect equity holders of KKR and a co-investor and will be ranked behind senior debt incurred by subsidiaries of the issuers and (ii) subject to early repayment, in which case the amounts of interest received would be less than the $1.6B amount of expected proceeds if held to maturity as reflected in this gross proceeds estimate. Proceeds figure updated to reflect expected Q3-26 expected transaction close. 5. Represents projected 2030 rate base and reflects Sempra’s proportionate share based on 80.25% of Oncor rate base and 50% of Sharyland rate base. 6. Reflects Sempra’s proportionate share of its utilities’ combined projected 2030 rate base, based on Sempra’s ownership interest in each utility. Represents the 58% Sempra Texas business mix target disclosed in the Q4-2025 earnings presentation, 26 plus $10B incremental Oncor capital expenditure opportunities identified in the Q4-2025 earnings presentation. Incremental amounts remain subject to regulatory approval and are not included in the base capital plan.

Sempra Sempra Sempra Parent Texas California Infrastructure 31 60 138 193 97 138 197 242 249 230 238 253 Endnotes (Continued) Slide 11: Credit Ratings 1. As of 8/1/2026. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time. 2. No issuer rating available. Reflects the senior unsecured rating. Slide 13: Advancing Oncor's Transmission Build Out 1. Includes projects endorsed by ERCOT; miles pending final CCN routes. Investment amounts and circuit miles shown are approximate. 2. Includes North and Central Reliability projects, Southern Dallas-Fort Worth projects, and Muscovy & Voss Lake projects. 3. Subject to PUCT approval. 4. Projects are currently undergoing ERCOT Regional Planning Review in accordance with ERCOT Nodal Protocol 3.11.4. Slide 15: 2028 GRC Application 1. Subject to CPUC approval. The GRC proceeding establishes the test year revenue requirements, and provides for attrition adjustments, or annual increases in revenue requirements, for each of the three years following the 2028 test year. Revenue requirements and attrition adjustments allow for the recovery of reasonable operating costs and provide the opportunity to realize authorized rates of return on investments. GRC revenue requirements pertain to certain CPUC regulated activities and do not include revenue requirements from FERC-regulated assets or from incremental CPUC programs. 2. Subject to CPUC approval. CoC is determined in a separate CPUC proceeding; updated authorized capital structure and rates of return will be reflected in revenue requirements effective 2029. Slide 18: Sempra California | Slide 19: Sempra Infrastructure | Slide 20: Parent & Other 1. See Appendix for information regarding adjusted earnings, which is a non-GAAP financial measure. Slide 21: Q2-2026 and Q2-2025 Adjusted Earnings and Adjusted EPS | Slide 22: 2026 and 2025 Adjusted Earnings and Adjusted EPS 1. Sempra Adjusted Earnings and Adjusted EPS are non-GAAP financial measures. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities and/or are infrequent in nature. These non- GAAP financial measures also exclude the impact from foreign currency and inflation on our monetary positions in Mexico and associated undesignated derivatives and net unrealized gains and losses on commodity and interest rate derivatives, which we expect to occur in future periods, and which can vary significantly from one period to the next. Exclusion of these items is useful to management and investors because it provides a meaningful comparison of the performance of Sempra’s business operations to prior and future periods. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. 2. Except for adjustments that are solely income tax and tax related to outside basis differences, income taxes on pretax amounts were primarily calculated based on applicable statutory tax rates. Slide 23: 2026 Adjusted EPS Guidance Range 1. Sempra 2026 Adjusted EPS Guidance is a non-GAAP financial measure. This non-GAAP financial measure excludes significant items that are generally not related to our ongoing business activities and/or infrequent in nature. This non-GAAP financial measure also excludes the impact from foreign currency and inflation on our monetary positions in Mexico and associated undesignated derivatives and net unrealized gains and losses on commodity and interest rate derivatives for the six months ended June 30, 2026, which we expect to occur in future periods, and which can vary significantly from one period to the next. Exclusion of these items is useful to management and investors because it provides a meaningful comparison of the performance of Sempra's business operations to prior and future periods. Slide 24: Sempra’s Capital Plan, VCI Target and Q2-2026 Capital Deployed 1. All projects in progress and future projects are subject to a number of risks and uncertainties. Sempra's Capital Plan and expectations regarding potential increases to its capital requirements are based on a number of assumptions, the failure of which to be accurate could materially impact Sempra's actual Capital Plan. Sempra's Capital Plan assumes Sempra's 70% ownership of SI Partners for the first three months of 2026, and 25% ownership thereafter, which represents Sempra's remaining interest under the equity method upon completion of the planned sale of a 45% equity interest in SI Partners. Sempra’s Capital Plan is considered by management to be an operating measure. 2. Represents Sempra's projected future capital contributions to unconsolidated equity method investees. 3. Represents Sempra's proportionate ownership interest in projected capital expenditures at unconsolidated equity method investees. 4. Represents NCI's proportionate ownership interest in projected capital expenditures at Sempra and at unconsolidated equity method investees. 5. We expect capital expenditures for PP&E and investments in 2026 to total approximately $11.3 billion, an increase from the $8.6 billion estimate made at December 31, 2026. The increase is primarily due to a $2.4 billion increase at Sempra Infrastructure, driven by the later expected closing of the sale of a 45% equity interest in SI Partners. Upon closing, the sale would reduce Sempra’s ownership interest in SI Partners from 70% to 25%. We now expect the sale to close near the end of the third quarter of 2026, compared to our previous assumption that it would close as early as the beginning of the second quarter of 2026, resulting in Sempra retaining a greater share of SI Partners’ capital expenditures for PP&E and investments for a longer portion of 2026. 6. Represents Sempra's actual capital contributions to unconsolidated equity method investees. 7. Represents Sempra's proportionate ownership interest in actual capital expenditures at unconsolidated equity method investees. 8. Represents NCI's proportionate ownership interest in actual capital expenditures at Sempra and at unconsolidated equity method investees. 27